================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    December 15, 2000
                                                 -----------------------


                                CDKnet.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE               0-27587                      22-3586087
             --------               -------                      ----------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


     250 West 57th Street
          Suite 1101
      New York, New York                                         10019
---------------------------------                      -------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (212) 547-6050


          400 Garden City Plaza, Suite 202, Garden City, New York 11530
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



================================================================================

ITEM 5.  OTHER EVENTS.

         CDKnet.com, Inc. (the "Company") recently entered into a financing transaction to obtain working capital and to retire debt of the Company and its subsidiary ValueFlash.com, Incorporated, a Delaware corporation ("ValueFlash"). The transaction is summarized in this Report.

         SUBSCRIPTION AGREEMENT
         ----------------------
         On December 15, 2000, the Company entered into a Subscription Agreement ("Subscription Agreement") with Mr. Masaki Hashimoto, a Japanese citizen ("Subscriber"). Whereby the Subscriber agreed to subscribe for and to purchase 14,736,842 shares of common stock of the Company ("Subscription Shares") at the price of Nineteen Cents (US$0.19) per share ("Subscription Share Price").

         The aggregate Subscription Share Price for the Subscription Shares is Two Million Eight Hundred Thousand Dollars (US$2,800,000.00) and will be paid as follows:

         (i) On or before December 20, 2000, the sum of Five Hundred Thousand Dollars (US$500,000.00);

         (ii) On or before January 10, 2001, the sum of Five Hundred Thousand Dollars (US$500,000.00);

         (iii) On or before January 30, 2001, the sum of Three Hundred Thousand Dollars (US$300,000.00);

         (iv) On or before February 15, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00);

         (v) On or before February 28, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00);

         (vi) On or before March 15, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00);

         (vii) On or before March 30, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00);

         (viii) On or before April 15, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00);

         (ix) On or before April 30, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00);

         (x) On or before May 15, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00);

         (xi) On or before May 30, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00);

         (xii) On or before June 15, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00); and

         (xiii) On or before June 30, 2001, the sum of One Hundred Fifty Thousand Dollars (US$150,000.00).

         The Company received on or before December 20, 2000 and January 10, 2001, two payments from Subscriber of $500,000 each, representing the first two payments for the Subscription Shares. Pursuant to the Subscription Agreement, stock certificates for an amount of the Subscription Shares representing the pro rata portion of the Subscription Shares in respect of each payment will be delivered to Subscriber promptly after collection by the Company of the payment for each Subscription Shares.

         All of the subscription funds received by the Company pursuant to the Subscription Agreement will be used by the Company to purchase stock of the Company's subsidiary, ValueFlash. ValueFlash, in turn, will use the funds to repay its debt and fund working capital. Thus far, the funds have been used, in part, to repay two Promissory Notes between ValueFlash and Steven A. Horowitz in the amount of $250,000 and $100,000 dated December 14, 2000 and November 14, 2000, respectively, and to repay $150,000 of a $250,000 Promissory Note to Dan Roc Limited Partnership. Mr. Horowitz is the Chief Executive Officer, Chairman, Chief Financial Officer and Secretary of the Company and the Secretary and a Director of ValueFlash. The Promissory Notes were issued in connection with a short-term loan to the Company by Mr. Horowitz and Dan Roc Limited Partnership, a shareholder of the Company. Those loans were secured by certain assets of the Company and ValueFlash. Copies of the Promissory Notes and related security documents are included as exhibits to this Report.

         The Subscription Shares issued pursuant to the Subscription Agreement are unregistered shares. The certificates evidencing such Subscription Shares will be imprinted with a legend restricting their transfer unless the same is registered with the SEC or, in the opinion of the Company's counsel, registration is unnecessary. However, in the event that Subscriber timely makes all payments due under the Subscription Agreement, the Company agrees to make a filing to register all of the Subscription Shares with the SEC no later than September 30, 2001.

         In the event that Subscriber fails to timely make any payment due pursuant to the Subscription Agreement, the Company has the right, exercisable within thirty (30) days of such failure, to terminate the Subscription Agreement, and the further right, exercisable in part or in whole and from time to time, at any time through September 30, 2001, to repurchase the Subscription Shares delivered to Subscriber for the repurchase price of the lower of (x) nineteen cents (US$0.19) or (y) market price of the Company's stock at the time of repurchase.

         In the event that the financial circumstances of the Company improves to the point that the Company no longer believes that it requires additional financing pursuant to the Subscription Agreement, then the Company will notify Subscriber of such change in condition, and Subscriber will then have the option, exercisable in his discretion within thirty (30) days of receipt of such notice, to terminate the Subscription Agreement but retain the right to request the Company to make a filing to register the Subscription Shares already purchased.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (1)   Financial Statements

               Not applicable.


         (2)   Exhibits.

               4.3 Subscription Agreement, between CDKnet.com, Inc. and Mr. Masaki Hashimoto dated December 15, 2000.

               10.43 Collateral Assignment of Patents and Trademarks and Security Agreement between CDKnet.com, Inc., CDKnet, LLC and Steven A. Horowitz dated November 14, 2000.

               10.44 Collateral Assignment of Patents and Trademarks and Security Agreement between ValueFlash.com, Incorporated, CDKnet.com, Inc., Steven A. Horowitz and Dan Roc Limited Partnership dated November 14, 2000.

               10.45 10% - $100,000 Secured Promissory Note between CDKnet.com, Inc. and Steven A. Horowitz October 31, 2000.

               10.46 10% - $100,000 Secured Promissory Note between ValueFlash.com, Incorporated and and CDKnet.com, Inc. dated October 31, 2000.

               10.47 10% - $250,000 Secured Promissory Note between ValueFlash.com, Incorporated and Dan Roc Limited Partnership dated October 10, 2000.

               10.48 10% - $100,000 Secured Promissory Note between ValueFlash.com, Incorporated and Steven A. Horowitz dated November 14, 2000.

               10.49 10% - $250,000 Secured Promissory Note between ValueFlash.com, Incorporated and Steven A. Horowitz dated December 14, 2000.

               10.50 Security Agreement between CDKnet.com, Inc. and Steven A. Horowitz dated November 14, 2000.

               10.51 Security Agreement between CDKnet.com, Inc., Steven A. Horowitz and Dan Roc Limited Partnership dated November 14, 2000.

               10.52 Assignment of ValueFlash.com, Incorporated options by CDKnet.com, Inc. to Steven A. Horowitz and Dan Roc Limited Partnership dated November 14, 2000.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 17, 2001               CDKnet.com, Inc.



                                       By: /s/ Stephen A. Horowitz
                                           ---------------------------------
                                           Stephen A. Horowitz
                                           Chief Executive Officer, Chairman,
                                           Chief Financial Officer and Secretary

                                  EXHIBIT INDEX



               4.3 Subscription Agreement, between CDKnet.com, Inc. and Mr. Masaki Hashimoto dated December 15, 2000.

               10.43 Collateral Assignment of Patents and Trademarks and Security Agreement between CDKnet.com, Inc., CDKnet, LLC and Steven A. Horowitz dated November 14, 2000.

               10.44 Collateral Assignment of Patents and Trademarks and Security Agreement between ValueFlash.com, Incorporated, CDKnet.com, Inc., Steven A. Horowitz and Dan Roc Limited Partnership dated November 14, 2000.

               10.45 10% - $100,000 Secured Promissory Note between CDKnet.com, Inc. and Steven A. Horowitz October 31, 2000.

               10.46 10% - $100,000 Secured Promissory Note between ValueFlash.com, Incorporated and and CDKnet.com, Inc. dated October 31, 2000.

               10.47 10% - $250,000 Secured Promissory Note between ValueFlash.com, Incorporated and Dan Roc Limited Partnership dated October 10, 2000.

               10.48 10% - $100,000 Secured Promissory Note between ValueFlash.com, Incorporated and Steven A. Horowitz dated November 14, 2000.

               10.49 10% - $250,000 Secured Promissory Note between ValueFlash.com, Incorporated and Steven A. Horowitz dated December 14, 2000.

               10.50 Security Agreement between CDKnet.com, Inc. and Steven A. Horowitz dated November 14, 2000.

               10.51 Security Agreement between CDKnet.com, Inc., Steven A. Horowitz and Dan Roc Limited Partnership dated November 14, 2000.

               10.52 Assignment of ValueFlash.com, Incorporated options by CDKnet.com, Inc. to Steven A. Horowitz and Dan Roc Limited Partnership dated November 14, 2000.